John Hancock Variable Insurance Trust

Supplement dated May 28, 2013

to the Prospectus dated April 29, 2013

500 Index Trust B

Mid Cap Index Trust

Small Cap Index Trust

Smaller Company Growth Trust

Total Stock Market Index Trust

Narayan Ramani no longer serves as a portfolio manager to the funds. Carson Jen will continue to serve as a portfolio manager to the funds.

In addition, Ashikhusein Shahpurwala, Senior Portfolio Manager for Manulife Asset Management and a member of the Passive Equity Investment team, has been added as portfolio manager to the fund. Mr. Shahpurwala joined Manulife Asset Management in 2007.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated May 28, 2013

to the Statement of Additional Information April 29, 2013

Under the section, “Appendix III – Portfolio Manager Information - John Hancock Asset Management a division of Manulife Asset Management (North America) Limited is amended and restated as follows:

The following chart reflects the portfolio managers’ investments in the funds that they manage. The chart also reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of March 31, 2013:

Trust Manager (Worldwide)	Registered Investment Company Accounts (Worldwide)	Assets (in millions)	Pooled Investment Vehicle Accounts (Worldwide)	Assets (in millions)	Other Accounts	Assets (in millions)
Carson Jen & Ashikhusein Shahpurwala	14	$6,563	None	None	None	None

Maralyn Kobayashi & Faisal Rahman	4	$3,777	None	None	None	None

Steve Orlich	42	$88,207	None	None	None	None

There are no accounts that pay fees based upon performance.

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the funds that they managed as of March 31, 2013.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.